Income Taxes	9 Months Ended	12 Months Ended
	Mar. 26, 2016	Jun. 27, 2015
Income Tax Disclosure [Abstract]
Income Taxes

8.    Income Taxes

The determination of the Company’s overall effective tax rate requires significant judgment, the use of estimates, and the interpretation and application of complex tax laws. The effective tax rate reflects the income earned and taxed in various United States federal and state jurisdictions. Tax law changes, increases and decreases in temporary and permanent differences between book and tax items, tax credits, and the Company’s change in income in each jurisdiction all affect the overall effective tax rate.

The Company’s effective tax rate was 40.6% for the nine months ending March 26, 2016 and 43.1% for the nine months ending March 28, 2015. The effective tax rate varied from the 35% statutory rate primarily because of state taxes, federal credits, and non-deductible expenses.

As of March 26, 2016 and June 27, 2015, the Company had net deferred tax assets of $36.2 million and $36.8 million, respectively, and deferred tax liabilities of $117.9 million and $119.6 million, respectively. The Company believes that it is more likely than not that the remaining deferred tax assets will be realized.

The Company records a liability for Uncertain Tax Positions in accordance with FASB ASC 740-10-25, Income Taxes—General—Recognition. As of March 26, 2016 and June 27, 2015, the Company had approximately $0.8 million and $0.9 million of unrecognized tax benefits, respectively. It is reasonably possible that a decrease of approximately $0.3 million in the balance of unrecognized tax benefits may occur within the next twelve months because of statute of limitations expirations, that, if recognized, would affect the effective tax rate.

It is the Company’s practice to recognize interest and penalties related to uncertain tax positions in income tax expense. Less than $0.1 million (less than $0.1 million net of federal tax benefit) was accrued for interest related to uncertain tax positions as of March 26, 2016 and March 28, 2015. Net interest expense of less than $0.1 million (less than $0.1 million net of federal tax benefit) was recognized in tax expense for the nine months ended March 26, 2016 and March 28, 2015.

13.    Income Taxes

Income tax expense for fiscal 2015, fiscal 2014, and fiscal 2013 consisted of the following:

(In millions)	For the fiscal year ended June 27, 2015	For the fiscal year ended June 28, 2014	For the fiscal year ended June 29, 2013
Current income tax expense:
Federal	$40.7	$12.8	$16.1
State	5.5	3.3	1.0

Total current income tax expense	46.2	16.1	17.1

Deferred income tax expense (benefit):
Federal	(7.5)	(1.6)	(8.1)
State	1.4	0.2	2.1

Total deferred income tax benefit	(6.1)	(1.4)	(6.0)

Total income tax expense, net	$40.1	$14.7	$11.1

The Company’s effective income tax rate for continuing operations for fiscal 2015, fiscal 2014, and fiscal 2013 is 41.5%, 48.7%, and 56.9%, respectively. Actual income tax benefit differs from the amount computed by applying the applicable U.S. federal corporate income tax rate of 35% to earnings before income taxes as follows:

(In millions)	For the fiscal year ended June 27, 2015	For the fiscal year ended June 28, 2014	For the fiscal year ended June 29, 2013
Federal income tax expense computed at statutory rate	$33.8	$10.6	$6.8
Increase (decrease) in income taxes resulting from:
State income taxes, net of federal income tax benefit	4.2	2.0	1.9
Non-deductible expenses	2.2	2.4	2.3
Tax credits	(0.3)	(0.1)	(0.1)
Provision to return	0.2	—	—
Change in uncertain tax positions	0.2	(0.4)	0.1
Change in valuation allowance for deferred tax assets	(0.2)	0.2	—
Other, net	—	—	0.1

Total income tax expense, net	$40.1	$14.7	$11.1

Deferred income taxes are recorded based upon the tax effects of differences between the financial statement and tax bases of assets and liabilities and available tax loss and credit carry-forwards. Temporary differences and carry-forwards that created significant deferred tax assets and liabilities were as follows:

(In millions)	As of June 27, 2015	As of June 28, 2014
Deferred tax assets:
Allowance for doubtful accounts	$3.7	$3.7
Inventories	4.5	4.3
Accrued employee benefits	8.4	5.2
Self-insurance reserves	3.5	4.5
Net operating loss carry-forwards	6.1	8.1
Stock options	2.5	2.1
Deferred rent	1.2	1.5
Other comprehensive income	2.9	3.6
Other assets	4.0	5.7

Total gross deferred tax assets	36.8	38.7
Less: Valuation allowance	—	0.3

Total net deferred tax assets	36.8	38.4

Deferred tax liabilities:
Property, plant, and equipment	66.2	74.1
Basis difference in intangible assets	46.1	44.0
Prepaid expenses	7.3	6.0
Other	—	2.3

Total deferred tax liabilities	119.6	126.4

Total net deferred income tax liability	$82.8	$88.0

The state income tax credit carry-forwards expire in years 2022 through 2029. The state net operating loss carry-forwards expire in years 2015 through 2035. The Company believes that it is more likely than not that all remaining deferred tax assets will be realized.

The Company records a liability for Uncertain Tax Positions in accordance with FASB ASC 740-10-25, Income Taxes—General—Recognition. The following table summarizes the activity related to unrecognized tax benefits:

(In millions)
Balance as of June 30, 2012	$6.0
Increases due to current year positions	0.3
Expiration of statutes of limitations	(0.5)

Balance as of June 29, 2013 Increases due to current year positions	5.8 0.4
Expiration of statutes of limitations	(5.5)

Balance as of June 28, 2014	0.7
Increases due to current year positions	0.2
Expiration of statutes of limitations	—

Balance as of June 27, 2015	$0.9

Included in the balance as of June 27, 2015 and June 28, 2014, is $0.9 million ($0.6 million net of federal tax benefit) and $0.6 million ($0.4 million net of federal tax benefit), respectively, of unrecognized tax benefits that could affect the effective tax rate for continuing operations. The balance in unrecognized tax benefits relates primarily to state tax issues.

As of June 27, 2015, substantially all federal, state and local, and foreign income tax matters have been concluded for years through 2007. It is reasonably possible that a decrease of $0.3 million in the balance of unrecognized tax benefits may occur within the next twelve months because of statute of limitations expirations, $0.3 million of which, if recognized, would affect the effective tax rate.

It is the Company’s practice to recognize interest and penalties related to uncertain tax positions in income tax expense. Less than $0.1 million (less than $0.1 million net of federal tax benefit) was accrued for interest related to uncertain tax positions as of June 27, 2015 and June 28, 2014. Net interest expense of less than $0.1 million (less than $0.1 million net of federal benefit), income of $0.7 million ($0.4 million net of federal benefit) and expense of $0.3 million ($0.2 million net of federal benefit) was recognized in tax expense for fiscal 2015, fiscal 2014, and fiscal 2013, respectively.